ANTIVIRAL TECHNOLOGIES, INC.

(FORMERLY TABLE MESA ACQUISITIONS, INC.)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

ANTIVIRAL TECHNOLOGIES, INC.

(FORMERLY TABLE MESA ACQUISITIONS, INC.)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of our acquisition of Obio Pharmaceutical (H.K.) Limited (“Obio HK”) (the “Share Exchange”) on our historical financial position and our results of operations. We have derived our historical financial data for the year ended December 31, 2008 from our audited consolidated financial statements and for the six months ended June 30, 2009 from our unaudited condensed interim financial statements for the six months ended June 30, 2009 previously filed in our report with the Securities and Exchange Commission.  We have derived the historical financial position of Obio HK for the year ended December 31, 2008 from Obio HK’s audited consolidated financial statements and for the six months ended June 30, 2009 from Obio HK’s unaudited financial statements for the six months ended June 30, 2009.  Obio HK’s audited financial statements for the two years ended December 31, 2008 are included elsewhere in this Form 8K.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and for the six months ended June 30, 2009 assume that the Share Exchange was consummated on January 1, 2008.  The unaudited pro forma condensed combined balance sheet as of December 31, 2008 and June 30, 2009 assume the Share Exchange was consummated on that date.  The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Share Exchange.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of us and Obio HK.

Antiviral Technologies, Inc.

(Formerly Table Mesa Acquisitions, Inc.)

Pro forma condensed combined balance sheet

As of June 30, 2009 (Unaudited)

(Stated in US Dollars)

	Antiviral	Obio HK
	As of	As of			Pro Forma
	June	June	Pro Forma		Combined
	30, 2009	30, 2009	Adjustments	[1]	Total
ASSETS

Current assets
Cash and cash equivalents Other receivables	$7,249 -	$301,832 5,949	$-		$309,081 5,949
Total current assets	$7,249	$307,781			$315,030

Property, plant and equipment, net Patents, net	- -	5,840 290,971			5,840 290,971
TOTAL ASSETS	$7,249	$604,592	$-		$611,841

LIABILITIES AND STOCKHOLDERS’ FUND/(DEFICIT)

LIABILITIES

Current liabilities
Accruals Amount due to a director Amount due to ultimate holding company	$- - -	$75,993 27,870 1,359,652	$-		$75,993 27,870 1,359,652
Related party payables	490	-	-		490

TOTAL LIABILITIES	490	1,463,515	-		1,464,005

COMMITMENTS AND CONTINGENCIES	-	-	-		-

STOCKHOLDERS’ FUND/(DEFICIT)

Common stock	3,000	1	146,999	[2]	150,000
Additional paid-in capital	18,506	-	(161,746)	[2]	(143,240)
Accumulated deficit	(14,747)	(859,792)	14,747	[2]	(859,792)
Accumulated other comprehensive income	-	868		[2]	868

TOTAL STOCKHOLDERS’ FUND/(DEFICIT)	6,759	(858,923)	-		(852,164)

TOTAL LIABILITIES AND
STOCKHOLDERS’ FUND/(DEFICIT)	$7,249	$604,592	$-		$611,841

See accompanying notes to these financial statements

Antiviral Technologies, Inc.

(Formerly Table Mesa Acquisitions, Inc.)

Pro forma condensed combined statement of operations and comprehensive loss

For the six months ended June 30, 2009 (Unaudited)

(Stated in US Dollars)

	Antiviral	Obio HK
	Six months	Six months
	ended	ended			Pro Forma
	June 30,	June 30,	Pro Forma		Combined
	2009	2009	Adjustments	[1]	Total

Revenues	$-	$-	$-		$-

Expenses
Selling and distribution costs	-	9,261	-		9,261
General and administrative expenses	5,387	237,305	-		242,692

Loss from operations	(5,387)	(246,566)	-		(251,953)

Other income Interest income	9 -	16,534 109	-		16,543 109

Loss before income taxes	(5,378)	(229,923)	-		(235,301)

Income taxes	-	-	-		-

Net loss	$(5,378)	$(229,923)	$-		$(235,301)

Other comprehensive loss
Foreign currency translation adjustments	-	-	-		-

Total comprehensive loss	$(5,378)	$(229,923)	$-		$(235,301)

Net loss per share
Basic and diluted	$(0.00)	$(114,962)			$(0.00)

Weighted average shares outstanding
Basic and dilutive	3,000,000	2		[3]	150,000,000

See accompanying notes to these financial statements

Antiviral Technologies, Inc.

(Formerly Table Mesa Acquisitions, Inc.)

Pro forma condensed combined statement of operations and comprehensive loss

For the twelve months ended December 31, 2008 (Unaudited)

(Stated in US Dollars)

	Antiviral	Obio HK
	Twelve mths	Twelve mths
	ended	ended			Pro Forma
	December 31,	December 31,	Pro Forma		Combined
	2008	2008	Adjustments	[1]	Total

Revenues	$-	$-	$-		$-

Expenses
Selling and distribution costs	-	5,592	-		5,592
General and administrative expenses	6,853	210,888	-		217,741

Loss from operations	(6,853)	(216,480)	-		(223,333)

Other income Interest income	- -	(104,975 11,002)	-		(104,975 11,002)

Loss before income taxes	(6,853)	(310,453)	-		(317,306)

Income taxes	-	-	-		-

Net loss	$(6,853)	$(310,453)	$-		$(317,306)

Other comprehensive loss
Foreign currency translation adjustments	-	10	-		10

Total comprehensive loss	$(6,853)	$(310,443)	$-		$(317,296)

Net loss per share
Basic and diluted	$(0.00)	$(155,226.50)			$(0.00)

Weighted average shares outstanding
Basic and dilutive	3,000,000	2		[3]	150,000,000

See accompanying notes to these financial statements.

Antiviral Technologies, Inc.

(Formerly Table Mesa Acquisitions, Inc.)

Notes to pro forma condensed combined financial statements

June 30, 2009 (Unaudited)

(Stated in US Dollars)

[1]

The Share Exchange is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Antiviral Technologies, Inc. (the legal acquirer) is considered the accounting acquiree and Obio HK (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Obio HK, with the assets and liabilities, and revenues and expenses of Antiviral Technologies being included effective from the date of consummation of the Share Exchange.  Antiviral Technologies is deemed to be a continuation of the business of Obio HK. The outstanding stock of Antiviral Technologies prior to the Share Exchange will be accounted for at their net book value and no goodwill will be recognized.

[2]

To recapitalize for the Share Exchange.

	DR	CR
Commom stock – Table Mesa	$1
Additional paid-in capital	$161,746
Common Stock – Obio HK		$147,000
Accumulated deficit		$14,747

[3]

The pro forma statements assume the Share Exchange occurred at the beginning of the period presented; weighted average number of shares therefore equals number of shares outstanding at the end of the completion of the transaction.

Previously existing number of shares of Antiviral Technologies	3,000,000
Share Exchange	147,000,000

Weighted average number of shares	150,000,000

Antiviral Technologies did not have any dilutive instrument during the year ended December 31, 2008 and the six months ended June 30, 2009 nor any dilutive instrument will be issued in connection with the Share Exchange.  Accordingly, the reported basic and diluted loss per share is the same.